                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                     AMENDED

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                       Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported):    July 22, 1996

                              BT Energy Corporation

             (Exact name of registrant as specified in its charter)


       Delaware                      0-12435               31-1062127

(State or other jurisdiction       (Commission           (IRS Employer
    of incorporation)              File Number)        Identification No.)


          6505 Rockside Road, Suite 325, Independence, Ohio 44131-2342

                    (Address of principal executive offices)


        Registrant's telephone number, including area code: 216-573-6500


                                       N/A

          (Former name or former address, if changed since last report)

         ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         16.1 Letter of Coopers & Lybrand L.L.P., dated August 23, 1996.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      BT Energy Corporation



Date: August 23, 1996            By: /s/ A.T. Stautberg, Jr., Pres.
                                     -------------------------------------
                                       A.T. Stautberg, Jr., Pres.

                                EXHIBIT INDEX

         16.1 Letter of Coopers & Lybrand L.L.P., dated August 23, 1996.